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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): June 11, 1999
                                                  -------------


                                BRIGHTPOINT, INC.
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           DELAWARE                    0-23494               35-1778566
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(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)               File Number)        Identification No.)



6402 Corporate Drive, Indianapolis, Indiana               64278
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (317) 297-6100
                                                    --------------


          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER INFORMATION

           On June 11, 1999 Brightpoint, Inc. (the "Company") issued a press release announcing that a complaint for a class action alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 has been filed against the Company and certain of its officers and directors in the United States District Court for the Southern District of Indiana(case number IP99-0870 C-H/G). The press release has been filed as an exhibit to this report and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

C. Exhibits

         1.1    Press release date June 11, 1999



                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     BRIGHTPOINT, INC.
                                     (Registrant)


                                     By:   /s/ Steven E. Fivel
                                        -------------------------------------
                                           Steven E. Fivel
                                           Executive Vice President and General
                                           Counsel


Date:  June 15, 1999